Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Richard A. Meier, certify that:
1.I have reviewed this Form 10-K/A of Intersect ENT, Inc.;
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 29, 2022

/S/ RICHARD A. MEIER
Richard A. Meier Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)